SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                  May 28, 1998
                Date of Report (Date of earliest event reported)

                             AVAX TECHNOLOGIES, INC.
             (Exact name of Registrant as specified in its charter)

       Delaware                       000-29222                13-3575874
(Stare or other jurisdiction   (Commission File Number)      (IRS Employer
    of incorporation)                                     Identification Number)

                                4520 Main Street
                                    Suite 930
                              Kansas City, MO 64111
                    (Address of principal executive offices)

                                 (816) 960-1333
              (Registrant's telephone number, including area code)

                                Page 1 of 5 Pages
                         Exhibit Index Appears at Page 3


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Item 5. Other Events

            AVAX Technologies, Inc. (the "Company") announced on May 28, 1998 its results for the first quarter ended March 31, 1998, reporting a net loss of $1.4 million, or $.30 per share, for the first quarter ended March 31, 1998 versus a loss of $962,165, or $.28 per share, for the first quarter ended March 31, 1997.

            Reference is made to the Company's related press release attached hereto as Exhibit 99.11 and incorporated by reference herein (including, without limitation, the information set forth in the cautionary statement contained in the final paragraph of the press release).

Item 7. Financial Statements, Pro Forma Financial Statements and Exhibits

      (c)   Exhibit:

            99.11 Press Release dated May 28, 1998.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           AVAX TECHNOLOGIES, INC.

Date: May 29, 1998

                                           By:  /s/ Jeffrey M. Jonas
                                              -------------------------------
                                              Name: Jeffrey M. Jonas, M.D.
                                              Title: President and Chief
                                                    Executive Officer


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                                  Exhibit Index

Exhibit Number                                Description
--------------                                -----------
     99.11                              Press Release dated May 28, 1998.